Consolidated Statements of Operations - USD ($) $ in Thousands	12 Months Ended
	Aug. 31, 2015	Aug. 31, 2014
Revenues:
Product sales	$ 434	$ 146
Services	2,286	2,258
Total revenues	2,720	2,404
Cost and operating expenses:
Cost of product sales	5,267	3,021
Research and development	9,684	14,156
Selling, general and administrative	15,946	14,484
Total cost and operating expenses	30,897	31,661
Loss from operations	(28,177)	(29,257)
Interest expense	(30)	(68)
Interest income	28	$ 5
Other income	24
Loss before income taxes	(28,155)	$ (29,320)
Income tax expense	(1)	(1)
Net loss	$ (28,156)	$ (29,321)
Basic and diluted net loss per share attributable to common stockholders	$ (4.57)	$ (6.48)
Weighted average outstanding common shares used for net loss per shares attributable to common stockholders:
Basic and diluted	6,166,006	4,525,746